GUARANTEES (Tables)	12 Months Ended
Oct. 31, 2024
Guarantees [Abstract]
Standard Warranty
A summary of the standard warranty accrual activity is shown in the table below.

	October 31,
	2024	2023
	(in millions)
Standard warranty accrual, beginning balance	$29	$30
Accruals for warranties including change in estimates	58	57
Settlements made during the period	(57)	(58)
Standard warranty accrual, ending balance	$30	$29

Accruals for warranties due within one year	$30	$29